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                                  UNITED STATES
                             SECURITIES AND EXCHANGE
                                   COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): April 5, 2005

                              AMEDIA NETWORKS, INC.
             (Exact name of registrant as specified in its charter)


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          Delaware                     0-22055                  11-3223672
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(State or other jurisdiction   (Commission File Number)       (IRS Employer
     of incorporation)                                     Identification No.)
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              101 CRAWFORDS CORNER ROAD, HOLMDEL, NEW JERSEY 07733
          (Address of principal executive offices, including Zip Code)

                                 (732) 949-2350
              (Registrant's telephone number, including area code)

         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

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ITEM 1.01       ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT;

        The information set forth under Item 2.03 of this current report on Form 8-K is hereby incorporated by reference into this Item 1.01.

ITEM 2.03 CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT;

        As of April 5, 2005, Amedia Networks, Inc. (the "Company") entered into a Bridge Loan Agreement (the "Loan Agreement") with Double U Master Fund, LP, a British Virgin Islands limited partnership ("Lender"), pursuant to which the Lender made a loan to the Company in the amount $1,500,000. The Company received net proceeds of $1,350,000 from the proceeds of the Loan, after the payment of offering related fees and expenses.

        To secure the Company's obligations under the Loan Agreement, the Company has granted a security interest in substantially all of its assets, including without limitation, its intellectual property, in favor of the Lender under the terms and conditions of a Security Agreement (the "Security Agreement") dated as of the date of the Loan Agreement. The security interest terminates upon payment or satisfaction of all of the Company's obligations under the Loan Agreement.

        Pursuant to the Loan Agreement, the Company issued to the Lender a convertible secured promissory note in the principal amount of $1,500,000 (the "Note"). The Note will mature on the earlier of (i) a subsequent financing that generates minimum gross proceeds to the Company of $4 million (the "Subsequent Capital Financing") or (ii) the first anniversary of the Note's issuance. At any time following the maturity date of the Note, the outstanding amount of the Note may, at the Lender's option, be converted into shares of the Company's common stock, par value $0.001 per share (the "Common Stock"), at a per share conversion price of $1.25. Interest on the Note accrues at 7% per annum. If at any time while the Note is outstanding the Company offers or sells to a new investor Common Stock (or securities convertible into Common Stock) then, under certain conditions, the holder of the Note will be entitled to exchange the Note for the securities then being offered to the new investor.

        Under the terms of the Note, the holder may declare the principal amount thereof and the interest accrued thereon immediately due and payable upon the occurrence of any of the following events of default: (i) the Company's failure to pay principal and interest when due (subject to a five day grace period),
(ii) the Company's material breach of any of the representations or warranties made in the agreement pursuant to which the loan was made, (iii) the Company's failure to have stock certificates delivered with seven trading days from delivery of a conversion notice if such failure continues for ten trading days after notice thereof, (4) the Company's failure to observe any undertaking contained in the Note or the other transaction documents in a material respect if such failure continues for 30 calendar days after notice, (5) the Company's insolvency or liquidation or a bankruptcy event, (6) the entry of money judgment or similar process in excess of $750,000 if such judgment remains unvacated for 60 days or (7) the suspension of the Common Stock from trading on the Over the Counter Bulletin Board if such suspension continues for 20 consecutive trading days.

        In connection with the entry into the Loan Agreement, the Company issued to the Lender a five year warrant to purchase up to 150,000 shares of Common Stock at a per share exercise price of $2.50 (the "Bridge Loan Warrant"). The Bridge Loan Warrant first becomes exercisable six months following its issuance. The exercise price of the Bridge Loan Warrant is also subject to adjustment in the event of certain capital adjustments or similar transactions, such as a stock split or merger or, under certain circumstances (including obtaining appropriate consent of certain other parties), if prior to the expiration of six months from the


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closing date of the loan, the Company issues warrants having a lower exercise price to investors in a subsequent financing transaction. The holder of the Bridge Loan Warrant is entitled to exercise the warrant on a cashless basis at any time following the first anniversary of its issuance if, at the time of exercise, there is no effective registration statement covering the resale of the shares of Common Stock issuable upon exercise of the Bridge Loan Warrant.

        Under the Loan Agreement, the Company granted to the Lender piggy-back registration rights with respect to the shares of Common Stock issuable upon conversion of the Note and exercise of the Bridge Loan Warrant.

        The placement was made to an accredited investor in accordance with
Section 4(2) under the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.

        The foregoing description is qualified in its entirety by the Loan Agreement, the Note, the Security Agreement and the Bridge Loan Warrant, each of which is attached hereto as an exhibit to this Current Report on Form 8-K and incorporated by reference. ITEM 3.02 UNREGISTERED SALES OF EQUITY SECURITIES

        The information set forth under Item 2.03 of this current report on Form 8-K is hereby incorporated by reference into this Item 3.02.

ITEM 9.01.      FINANCIAL STATEMENTS AND EXHIBITS

(a)     Financial Statements.

None.

(b)     Pro Forma Financial Information.

None.

(c)     Exhibits.

4.1     7% Convertible Secured Promissory Note issued on April 8, 2005.

4.2     Five Year Warrant issued on April 8, 2005 to Double U Master Fund LP.

10.1 Bridge Loan Agreement dated as of April 5, 2005 between the Company and Double U Master Fund LP.

10.2 Security Interest Agreement dated as of April 5, 2005 among the Company, Double U Master Fund LP, as secured party, and Krieger and Prager, as agent for the secured party.

99.1    Press Release issued on April 5, 2005


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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated:  April 11, 2005

                                      /s/ Frank Galuppo
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                                          Frank Galuppo
                                          President and Chief Executive Officer




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